TRINITY3 CORPORATION

                        INCENTIVE STOCK OPTION AGREEMENT

      THIS INCENTIVE STOCK OPTION AGREEMENT is made and entered into as of this ____ day of ______________, ____, by and between Trinity3 Corporation, a Delaware corporation ("Company"), and _____________________________ (referred to herein as the "Optionee"), with reference to the following recitals of facts:

      WHEREAS, the Board has authorized the granting to Optionee of an incentive stock option ("Option") to purchase shares of common stock of the Company (the "Shares") upon the terms and conditions hereinafter stated; and

      WHEREAS, the Board and stockholders of the Company have heretofore adopted a 2000 Equity Incentive Plan (the "Plan"), pursuant to which this Option is being granted;

      WHEREAS, it is the intention of the parties that this Option be an Incentive Stock Option (a "Qualified Stock Option");

      NOW, THEREFORE, in consideration of the covenants herein set forth, the parties hereto agree as follows:

      1. Shares; Price. The Company hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, _______ Shares for cash (or other consideration acceptable to the Board of Directors of the Company, in their sole and absolute discretion) at the price of $____ per Share, such price being not less than the fair market value per share of the Shares covered by these Options as of the date hereof and as determined by the Board of Directors of the Company.

      2. Term of Option; Continuation of Employment. This Option shall expire, and all rights hereunder to purchase the Shares shall terminate, ten (10) years from the date hereof. This Option shall earlier terminate as set forth in Paragraphs 5 and 6 hereof. Nothing contained herein shall be construed to interfere in any way with the right of the Company to terminate the employment or engagement, as applicable, of Optionee or to increase or decrease the compensation of Optionee from the rate in existence at the date hereof.

      3. Vesting of Option. Subject to the provisions of Paragraphs 5 and 6 hereof, this Option shall vest and become exercisable during the term of Optionee's employment or engagement in whole or in part beginning on the date of this Agreement.

      4. Exercise. In order to exercise this Option with respect to all or any part of the Shares for which this Option is at the time exercisable, Optionee must take the following actions:

            (a) Execute and deliver to the Company a written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A; and


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

            (b) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

                  (i) Cash or check made payable to the Company; or

                  (ii) A promissory note payable to the Company, but only to the extent authorized by the Company.

            Should the Common Stock be registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") at the time the Option is exercised, then the Exercise Price may also be paid as follows:

                  (iii) In shares of Common Stock held by Optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

                  (iv) To the extent the Option is exercised for vested Shares, through a special sale and remittance procedure pursuant to which Optionee shall concurrently provide irrevocable instructions (a) to a Company-approved brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Federal, State and local income and employment taxes required to be withheld by the Company by reason of such exercise; and (b) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale (a "cashless exercise transaction").

                  For purposes of Rule 144 and sub-section (d)(3)(ii) thereof, it is intended, understood and acknowledged that the Common Stock issuable upon exercise of this Option in a cashless exercise transaction shall be deemed to have been acquired at the time this Option was issued. Moreover, it is intended, understood and acknowledged that the holding period for the Common Stock issuable upon exercise of this Option in a cashless exercise transaction shall be deemed to have commenced on the date this Option was issued.

                  (v) Notwithstanding any provisions herein to the contrary, if the Fair Market Value of one share of the Company's Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Option by payment of cash, the Optionee may elect to receive shares equal to the value (as determined below) of this Option (or the portion thereof being canceled) by surrender of this Option at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Optionee a number of shares of Common Stock computed using the following formula:

                      X = Y (A-B)
                         ---------
                             A

        Where  X =    the number of shares of Common Stock to be issued to the
                      Optionee

               Y = the number of shares of Common Stock purchasable under the Option or, if only a portion of the Option is being exercised, the portion of the Option being canceled (at the date of such calculation)

               A = the Fair Market Value of one share of the Company's Common Stock (at the date of such calculation)

               B = Exercise Price (as adjusted to the date of such calculation)


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

            (c) Execute and deliver to the Company such written representations as may be requested by the Company in order for it to comply with the applicable requirements of Federal and State securities laws.

            (d) Make appropriate arrangements with the Company (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, State and local income and employment tax withholding requirements applicable to the Option exercise, if any.

            (e) If requested, execute and deliver to the Company a written statement as provided for in Paragraph 11 hereof.

      5. Termination of Employment or Engagement. If Optionee shall cease to serve as an employee of the Company for any reason, whether voluntarily or involuntarily, Optionee shall have the right, during the remaining term of the Option, to exercise in whole or in part this Option to the extent, but only to the extent, that this Option was exercisable as of the last day of employment, and had not previously been exercised; provided, however, that the Board may specify a shorter period for exercise following termination as the Board deems reasonable and appropriate, but not shorter than six (6) months in the event Optionee's termination was caused by permanent disability within the meaning of
Section 22(e)(3) of the Code. The Option may be exercised only with respect to installments that the Optionee could have exercised at the date of termination of employment.

            Notwithstanding anything herein to the contrary, all rights under this Option shall expire in any event on the date specified in Paragraph 2 hereof.

      6. Death of Optionee. If the Optionee shall die while an employee of the Company, Optionee's personal representative or the person entitled to Optionee's rights hereunder may at any time during the remaining term of this Option, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee's death; provided, in any case, that this Option may be so exercised only to the extent that this option has not previously been exercised by Optionee.

      7. No Rights as Stockholder. Optionee shall have no rights as a stockholder with respect to the Shares covered by any installment of this Option until the date of the issuance of a stock certificate to Optionee, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in Paragraph 8 hereof.


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

      8. Recapitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by this Option, and the price per Share thereof, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed having been "effected without receipt of consideration by the Company."

      In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets of the Company, this Option shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, at its sole and absolute discretion and without obligation, declare that this Option shall terminate as of a date fixed by the Board and grant Optionee the right for a period commencing thirty (30) days prior to and ending immediately prior to such date, or during the remaining term of this Option, whichever occurs sooner, to exercise this Option as to all or any part of the Shares, without regard to the installment provision of Paragraph 3; provided, however, that such exercise shall be subject to the consummation of such dissolution, liquidation, merger, consolidation or sale.

      Subject to any required action by the stockholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the vesting provisions of Section 3 shall continue to apply.

      In the event of a change in the Shares of the Company as presently constituted, which is limited to a change of all of its authorized Shares without par value into the same number of Shares with a par value, the Shares resulting from any such change shall be deemed to be the Shares within the meaning of this Agreement.

      To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided, Optionee shall have no rights by reason of any subdivision or consolidation of share of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger or consolidation, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

      The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.


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

      9. Taxation upon Exercise of Option. Optionee understands that, upon exercise of this Option, Optionee may recognize income, for federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, determined as of the date of exercise, exceeds the exercise price. The acceptance of the Shares by Optionee shall constitute an agreement by Optionee to report such income in accordance with then applicable law and to cooperate with Company in establishing the amount of such income and corresponding deduction to the Company for its income tax purposes. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Optionee's then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Optionee to make cash payment to cover such liability as a condition of the exercise of this Option.

      10. Modification, Extension and Renewal of Options. The Board may modify, extend or renew this Option or accept the surrender thereof (to the extent not theretofore exercised) and authorize the granting of a new option in substitution therefore (to the extent not theretofore exercised), subject at all times to the Plan. Notwithstanding the foregoing provisions of this Paragraph 10, no modification shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights of Optionee hereunder.

      11. Investment Intent; Restrictions on Transfer. Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Paragraphs 5 and 6 hereof) shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. The Company, at its option, may include a legend on each certificate representing Shares issued pursuant to any exercise of this Option, stating in effect that such Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), and that the transferability thereof is restricted. If the Shares represented by this Option are registered under the Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

      Optionee further represents that optionee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information, and further represents that Optionee (either such experience and knowledge in investment, financial and business matters in investments similar to the stock of the Company that Optionee is capable of evaluating the merits and risks thereof and has the capacity to protect his or her own interest in connection therewith.

      12. Notices. Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the US. mail, postage prepaid, addressed to Optionee at the address last provided to the Company by Optionee for his or her employee records.

      13. Agreement Subject to Plan; Applicable Law. This Agreement is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Optionee, at no charge, at the principal office of the Company. Any provision of this Agreement inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Agreement has been granted, executed and delivered in the State of Delaware, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts therein.


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

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                    TRINITY3 CORPORATION


                                    --------------------------------------------
                                    BY: Steven D. Hargreaves
                                    ITS: President


                                    ----------------------------------
                                                                      , Optionee


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

                                   Appendix A

                               NOTICE OF EXERCISE

Trinity3 Corporation
1920 Main Street, Suite 980

Irvine, CA 92614

        (1) |_| The undersigned hereby elects to purchase ________ shares of the Common Stock of Trinity3 Corporation (the "Company") pursuant to the terms of the attached Option and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

            |_| The undersigned hereby elects to purchase ________ shares of the Common Stock of the Company pursuant to the terms of the net exercise provisions set forth in Section 4(b)(iv) of the attached Option, and shall tender payment of all applicable transfer taxes, if any.

        (2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                                      ________________________
                                               (Name)

                                      ________________________
                                      ________________________
                                              (Address)

      (3) The undersigned represents that (i) the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (ii) the undersigned is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned's own interests; (iv) the undersigned understands that the shares of Common Stock issuable upon exercise of this Option have not been registered under the Securities Act of 1933, as amended (the "Act"), by reason of a specific exemption from the registration provisions of the Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Act, they must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid shares of Common Stock may not be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company and the Company has not made such information available and has no present plans to do so; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Common Stock unless and until there is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.


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(Date)                                  (Signature)


                                        ----------------------------------------
                                        (Print name)


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